SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 8, 2003

Cerner Corporation (Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)

0-15386	43-1196944

(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117

(Address of principal executive offices)	(Zip Code)

(816) 221-1024 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is furnished herewith.

99.1	Press Release issued October 8, 2003 by SchlumbergerSema regarding its selection for the Electronic Booking Service Contract with Department of Health in Partnership with Cerner Corporation.

Item 9. Regulation FD Disclosure

Cerner Corporation is furnishing herewith as Exhibit 99.1, the Press Release issued by SchlumbergerSema regarding its selection for Electronic Booking Service Contract with Department of Health in Partnership with Cerner Corporation on October 8, 2003. This Press Release is being furnished under this Item 9 in accordance with SEC Release No. 33-8216 dated March 27, 2003.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless the registrant expressly states otherwise.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERNER CORPORATION

Date: October 8, 2003	By:	/s/ Marc G. Naughton Marc G. Naughton, Senior Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description	Page

99.1	Press Release issued October 8, 2003 by SchlumbergerSema regarding its selection for Electronic Booking Service Contract with Department of Health in Partnership with Cerner Corporation, furnished pursuant to Item 9 of this Form 8-K.

3